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                      DSECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 1, 2002



                              AMRESCO CAPITAL TRUST
             (Exact name of Registrant as specified in its Charter)

           TEXAS                                      1-14029                         75-2744858
(State or other jurisdiction of                  (Commission file                 (I.R.S. Employer
incorporation or organization)                        number)                   Identification Number)


             700 North Pearl Street, Suite 1900, Dallas, Texas 75201
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (214) 953-7700



                                 Not applicable
          (Former name or former address, if changed since last report)





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ITEM 5. OTHER EVENTS.

         On February 1, 2002, AMRESCO Capital Trust (the "Company") announced that that it had received a Nasdaq Staff Determination letter stating that the Company had failed to comply with the annual shareholder meeting requirements set forth in Marketplace Rules 4350(e) and 4350(g) and that its securities would be delisted from The Nasdaq Stock Market at the opening of business on February 8, 2002. The press release relating thereto is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         99.1     Press Release, dated February 1, 2002


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  February 1, 2002
                                     AMRESCO CAPITAL TRUST



                                     By: /s/ Thomas R. Lewis II
                                         --------------------------------------
                                         Thomas R. Lewis II
                                         Senior Vice President, Chief Financial
                                         and Accounting Officer


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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER                  DESCRIPTION
-------                 -----------
 99.1           Press Release, dated February 1, 2002